Exhibit 99.2

NASDAQ: HOMB www.homebancshares.com

Transaction Overview

•Purchase all of the issued and outstanding shares of common stock of Premier Bank, a Florida state-chartered bank

•As of June 30, 2012, Premier had $282.4 million in total assets, $179.5 million in loans and $253.0 million in customer deposits

•Acquired branches will operate as Centennial Bank, a wholly-owned subsidiary of Home BancShares, Inc.

•Accretive to net income and EPS

•Payback period for dilution to tangible book value of approximately 4 years

•Leverages a portion of our excess capital

Pro-Forma Capital Ratios

As of Post

Ratio Acquisition

June 30, 2012 Pro-Forma

Tangible Book Value $14.53 $14.06

TCE 10.28% 9.31%

Leverage 11.08% 10.07%

Tier 1 15.78% 14.27%

Total RBC 17.04% 15.53%

Overview of Premier Bank

• 6 full-service locations in Florida panhandle

– Tallahassee —5 locations

– Quincy – 1 location

• Core funded franchise with top 5 aggregate market share across its counties of operation(1)

Core Deposits ($mm) Pro Forma Gulf Coast Branch Network

$280 $250 $247 ALABAMA $231$236 $240 $218

$211$209 Robertsdale $202 Daphne $200 $173 Fairhope Foley FLORIDA

Point Clear Elberta

Orange Beach DestinSanta Rosa BeachBlountstown Quincy $160 Gulf Shores Southport Tallahassee (5+5) Navarre $125 Panama City Beach (4) Bristol $120 Panama City (2) Lynn Haven Crawfordville (2)

$88 Wewahitchka Mexico Beach Panacea

$80 Port Apalachicola St. Joe Eastpoint Carrabelle St. George Island

$40 Existing Branches

Acquired Premier Bank Branches $0

‘02YE’03YE’04YE’05YE’06YE’07YE’08YE’09YE’10YE’11YE MRQ

Source: Core deposits defined as total deposits less time deposits greater than $100K Note: MRQ as of 6/30/12 ; Shown as Premier Bank of Tallahassee (‘02YE-MRQ)

(1)Premier Bank counties of operation include: Leon and Gadsden, FL 4

Gulf Coast Deposit Market Share

• Ranked 5th with aggregate market share of 5.6% in counties of operation(1)(2)

– Ranked 7th in Leon County

– Ranked 2nd in Gadsden County

• Top 5 deposit market share among community banks in combined counties of operation

Deposit Market Share (1)(2)

Home BancShares Counties of Operation in Gulf Coast Region

Deposits per

Rank Institution Branches Deposits ($mm) Branch ($mm) Market Share

1 Wells Fargo & Company 8 $ 913 $ 114 17.8%

2 Capital City Bank Group, Inc. 21 901 43 17.6%

3 Suntrust Banks, Inc. 11 874 79 17.0%

4 Bank of America Corporation 8 462 58 9.0%

Home BancShares, Inc.—Pro Forma 11 444 40 8.7%

5 Premier Bank Holding Company 6 288 48 5.6%

6 Synovus Financial Corporation 4 255 64 5.0%

7 Hancock Holding Company 7 255 36 5.0%

8 Regions Financial Corporation 5 233 47 4.6%

9 FMB Banking Corporation 5 194 39 3.8%

10 Home BancShares, Inc. 5 156 31 3.1%

(1) Deposit market share as of 6/30/11

(2) For HOMB Pro-Forma counties of operation in Florida panhandle: Leon and Gadsden, FL. 5

Gulf Coast Top 5 Deposit Market Share Counties

Home BancShares Inc. Pro-Forma

(Dollars in Millions)

Branch HOMB Pro-forma Total Deposit Deposit

Selected Markets Deposits Deposits Market Market

Count(6/30/11) in Market Share Rank Share %

Franklin County, FL 4 $171 $191 1 89.6%

Gulf County, FL 5 128 181 1 70.7

Wakulla County, FL 3 143 227 1 62.9

Calhoun County, FL 1 22 109 3 20.4

Gadsden County, FL 1 42 215 2 19.6

Liberty County, FL 1 13 82 2 16.4

Baldwin County, AL 8 363 3,233 3 11.3

Bay County, FL 8 283 2,560 2 11.1

Leon County, FL 10 402 4,914 5 8.2

Source: FDIC as of 6/30/11 6

Deposit Composition

(Dollars in Millions)

HOMB – Pro Forma HOMB Premier Bank

8% 21% 8%

21% 17% 9%

15% 56% 18% 15% 56%

55%

Transaction Accounts Jumbo Time Deposits Money Market & Savings Retail Time Deposits

HOMB Premier HOMB

06/30/12 06/30/12 Pro Forma

Transaction Accounts $ 274 $ 24 $ 298

Money Market & Savings 1,846 140 1,986

Retail Time Deposits 487 45 532

Jumbo Time Deposits 686 44 730

$ 3,293 $ 253 $ 3,546

7

Loan Composition

(Dollars in Millions)

HOMB% of

HOMB Premier Pro-forma Pro-forma

Loan Type(6/30/12)(6/30/12) Total Total Loans

Commercial RE $ 1,075 $ 67 $ 1,142 43%

(Non-farm/non-residential & agri.)

Construction/Land 344 18 362 14%

Development

Residential Real Estate 734 72 806 31%

Commercial & Industrial (1) 249 20 269 10%

Consumer 37 2 39 1%

Other 29—29 1%

Total $ 2,468 $ 179 $ 2,647 100%

(1) Includes Agricultural 8

Historical Acquisitions

Year Acquired Bank Location Assets

($mm)

2003 Community Bank Cabot, AR $326

2005 Twin City Bank North Little Rock, AR $633

2005 Marine Bank Marathon, FL $258

2005 Bank of Mountain View Mountain View, AR $203

2008 Centennial Bank Little Rock, AR $234

2010 Old Southern Bank Orlando, FL $335

2010 Key West Bank Key West, FL $97

2010 Coastal Community Bank Panama City, FL $362

2010 Bayside Savings Bank Port Saint Joe, FL $63

2010 Wakulla Bank Crawfordville, FL $353

2010 Gulf State Community Bank Carrabelle, FL $112

2012 Vision Bank Panama City, FL $520

9

Florida Footprint



Navarre
Destin
Santa Rosa Beach
Southport
Panama City Beach (4)
Panama City (2)
Mexico Beach
Port St. Joe
Apalachicola
Lynn Haven
Bristol
Blountstown
Quincy
Tallahassee (5+5)
Crawfordville (2)
Wewahitchka
Panacea
Carrabelle
Eastpoint
St. George Island
Longwood (2)
Winter Park
Orlando (2)
Clermont
FLORIDA
52 Branches
(As of August 2012)
Port Charlotte
Punta Gorda
Marco Island
Key Largo
Islamorada
Marathon (2)
Big Pine
Summerland
Key West (3)

- Existing Branch Locations
- Premier Bank Locations

10

Gulf Coast Presence

(As of August 2012)



ALABAMA
FLORIDA
Daphne
Robertsdale
Fairhope
Point Clear
Foley
Elberta
Orange Beach
Gulf Shores
Navarre
Destin
Santa Rosa Beach
Blountstown
Quincy
Tallahassee (5+5)
Southport
Bristol
Panama City Beach (4)
Panama City (2)
Lynn Haven
Crawfordville (2)
Wewahitchka
Mexico Beach
Panacea
Port St. Joe
Carrabelle
Apalachicola
Eastpoint
St. George Island
Premier Bank Locations (6 Locations)
Existing Branch Locations (36 Locations)

11

Contact Information

Corporate Headquarters

Home BancShares, Inc. 719 Harkrider St., Suite 100 P.O. Box 966 Conway, AR 72033

Financial Information

Randy Mayor Chief Financial Officer (501) 328-4657 rmayor@homebancshares.com

Website

www.homebancshares.com

NASDAQ: HOMB www.homebancshares.com